Exhibit 10.1.c

May 31, 2006

Strategic Energy, L.L.C.
Two Gateway Center
Pittsburgh, PA 15222-1458
Attn: Brian Begg

RE: Consent

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 2, 2004, among Strategic Energy, L.L.C. (“Borrower”), LaSalle Bank National Association, in its capacity as Administrative Agent (“Administrative Agent”), various other financial institutions (“Lenders”), and PNC Bank, National Association, in its capacity as Syndication Agent, as amended by that certain Amendment No. 1, dated as of December 20, 2005, among the same parties (as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Consent

Section 7.3(B) of the Credit Agreement prohibits the Borrower and its Subsidiaries from selling, assigning, transferring, leasing, conveying or otherwise disposing of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except certain expressly enumerated dispositions. Section 7.3(C) of the Credit Agreement prohibits the Borrower and its Subsidiaries from directly or indirectly creating, incurring, assuming or permitting to exist any Lien on or with respect to any of their respective property or assets except certain expressly enumerated Liens.

Borrower desires to enter into an agreement with Consolidated Edison Company of New York (“ConEd”), pursuant to which Borrower will, in consideration for a payment by ConEd to Borrower (collectively, the “ConEd Purchase Payments”), either (i) assign to ConEd all monthly retail customer accounts receivable billed by ConEd on behalf of Borrower pursuant to a consolidated utility bill (collectively, the “ESCO Customer Accounts”) or (ii) in the alternative, grant to ConEd a security interest in the ESCO Customer Accounts (collectively, the “ConEd A/R Assignment”). Borrower has provided to Administrative Agent and Lenders a copy of the proposed Consolidated Utility Billing Service and Assignment Agreement to be entered into with ConEd to evidence the ConEd A/R Assignment. Borrower has requested Lenders to consent to the ConEd A/R Assignment, pursuant to Sections 7.3(B) and 7.3(C) and any other applicable Section of the Credit Agreement, and in connection therewith (a) to the extent the ConEd A/R Assignment constitutes a true sale of Borrower’s ESCO Customer Accounts, release any Lien Administrative Agent and Lenders may have in the sold ESCO Customer Accounts or (b) in the alternative, to the extent that the ConEd A/R Assignment

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May 31, 2006

constitutes a secured financing, subordinate any Lien Administrative Agent and Lenders may have in the pledged ESCO Customer Accounts to the Lien granted to ConEd.

In reliance on the representations and warranties provided by Borrower and GPE in this letter consent and in connection with the request for such consent, and subject to the conditions precedent to effectiveness of this letter agreement set forth below, Administrative Agent and Lenders hereby consent to the proposed ConEd A/R Assignment, and in connection therewith (a) to the extent the ConEd A/R Assignment constitutes a true sale of Borrower’s ESCO Customer Accounts, release any Lien Administrative Agent and Lenders may have in the sold ESCO Customer Accounts or (b) in the alternative, to the extent that the ConEd A/R Assignment constitutes a secured financing, subordinate any Lien Administrative Agent and Lenders may have in the pledged ESCO Customer Accounts to the Lien granted to ConEd.

Specific Conditions Precedent to Effectiveness

1. Borrower shall have entered into with ConEd a Consolidated Utility Billing Service and Assignment Agreement substantially in the form provided to Administrative Agent and Lenders prior to the date hereof, and with only such amendments or modifications thereto from time to time as shall not reasonably be expected to have an adverse effect on Administrative Agent or Lenders.

2.  The outstanding amount of ESCO Customer Accounts assigned or pledged by Borrower at any one time (prior to the payment thereof by ConEd as provided in the Consolidated Utility Billing Service and Assignment Agreement) shall not exceed $5,000,000, and shall only apply to ESCO Customer Accounts with respect to retail customers acquired by Borrower after the date of its execution of the Consolidated Utility Billing Service and Assignment Agreement.

3. Borrower shall pay all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to this letter consent, including, without limitation, the reasonable fees and expenses of Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this letter consent and any related documents.

Acknowledgement of Pledge

Borrower by its execution below hereby expressly acknowledges that the grant and pledge by Borrower to Administrative Agent, for the benefit of itself and Lenders, of a security interest in its property pursuant to the Security Agreement includes (and Borrower hereby expressly remakes such grant and pledge) all accounts associated with the ConEd Purchase Payments, including any and all proceeds thereof, subject to the subordination provisions set forth herein.

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May 31, 2006

Representations

As a material inducement to Administrative Agent and Lenders to execute and deliver this letter consent, Borrower hereby represents and warrants to Lenders and Administrative Agent (with the knowledge and intent that such parties are relying upon the same in entering into this letter consent) the following:

(a) This letter consent and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(b) Subject to any exceptions that would be necessitated by the ConEd transaction described herein, Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and other Loan Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this letter consent.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this letter consent.

(d) Borrower has no defense, counterclaim or offset with respect to the Credit Agreement with respect to actions or omissions of the Administrative Agent or the Lenders prior to the date of this letter consent.

(e) This letter consent has been duly executed and delivered by a duly authorized officer of Borrower.

General

Except as expressly provided by this letter consent, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. Without limiting any condition to effectiveness set forth above, the consent provided and agreed to herein are to be effective only upon receipt by Administrative Agent of an execution counterpart of this letter agreement signed by Borrower, GPE (solely for the purpose of ratifying and confirming its Amended and Restated Limited Guaranty dated as of July 2, 2004) and Lenders. The consent contained herein shall not constitute a course of dealing between Borrower, GPE, Administrative Agent and Lenders, and shall not constitute a waiver or amendment of any Default or Event of Default, now or hereafter, arising, or any other provision of the Credit Agreement or the other Loan Documents. This consent letter shall be governed by, construed and enforced in accordance with all provisions of the Credit Agreement, including as to choice of law, and may be executed in multiple counterparts. Administrative Agent and Lenders hereby agree, upon reasonable request from Borrower or GPE, but only as required from Borrower or GPE by ConEd, to execute such other documents and take such other actions as are

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reasonably required in order to evidence the consent and subordination that is the subject of this consent letter.

Please evidence your acknowledgment of and agreement to the foregoing by executing this letter agreement in the place indicated below.

Sincerely, LASALLE BANK NATIONAL ASSOCIATION as Administrative Agent, as a Lender and as an Issuing Bank

By: Name: Title:	/s/Mark H. Veach Mark H. Veach Senior Vice President & Division Head

Strategic Energy/Consent
May 31, 2006

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IN WITNESS WHEREOF, the undersigned has executed this letter consent as of the day and year first above set forth.

PNC BANK, NATIONAL ASSOCIATION as a Syndication Agent and Lender

By: Name: Title:	/s/Thomas A. Majeski Thomas A. Majeski Vice President

Strategic Energy/Consent
May 31, 2006

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IN WITNESS WHEREOF, the undersigned has executed this letter consent as of the day and year first above set forth.

CITIZENS BANK OF PENNSYLVANIA as Lender

By: Name: Title:	/s/Dwayne R. Finney Dwayne R. Finney Senior Vice President

Strategic Energy/Consent
May 31, 2006

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IN WITNESS WHEREOF, the undersigned has executed this letter consent as of the day and year first above set forth.

NATIONAL CITY BANK OF PENNSYLVANIA as Lender

By: Name: Title:	/s/Susan J. Dimmick Susan J. Dimmick Vice President

Strategic Energy/Consent
May 31, 2006

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IN WITNESS WHEREOF, the undersigned has executed this letter consent as of the day and year first above set forth.

FIFTH THIRD BANK as Lender

By: Name Title:	/s/Jim Janovsky Jim Janovsky Vice President

Strategic Energy/Consent
May 31, 2006

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IN WITNESS WHEREOF, the undersigned has executed this letter consent as of the day and year first above set forth.

SKY BANK as Lender

By: Name: Title:	/s/W. Christopher Kobler W. Christopher Kobler Vice President

Strategic Energy/Consent
May 31, 2006

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IN WITNESS WHEREOF, the undersigned has executed this letter consent as of the day and year first above set forth.

FIRST NATIONAL BANK OF PENNSYLVANIA as Lender

By: Name: Title:	/s/Jeffrey A. Martin Jeffrey A. Martin Vice President

Strategic Energy/Consent
May 31, 2006

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IN WITNESS WHEREOF, the undersigned have executed this letter consent as of the day and year first above set forth.

STRATEGIC ENERGY, L.L.C., as Borrower

By: Name: Title:	/s/Brian M. Begg Brian M. Begg VP, Corporate Development & Finance

GREAT PLAINS ENERGY INCORPORATED, as Guarantor, solely for the purpose of ratifying and confirming its Amended and Restated Limited Guaranty dated as of July 2, 2004.

By: Name: Title:	/s/Barbara B. Curry Barbara B. Curry Senior Vice President - Corporate Services and Corporate Secretary